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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) OCTOBER 26, 2000
                                                         ----------------


                            SECURITY BIOMETRICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


        0-30711                                        98-0209119
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(Commission File Number)                   (I.R.S. Employer Identification No.)


3838 CAMINO DEL RIO NORTH, SUITE 333, SAN DIEGO, CALIFORNIA            92108
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        (Address of Principal Executive Offices)                     (Zip Code)


                                 (619) 280- 8000
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              (Registrant=s Telephone Number, Including Area Code)


                          GREAT BEAR INVESTMENTS, INC.
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Pursuant to a Stock Exchange Agreement ("the Agreement"), Security Biometrics, a Nevada corporation ("SBI" or the "Company"), has acquired all of the outstanding and issued shares of Biometrics Security, Inc., a Nevada corporation ("BSI") from the shareholders thereof in exchange for 38,257,675 shares of common stock of SBI (the "Acquisition"). As a result thereof, BSI became a wholly-owned subsidiary of SBI.

         The Acquisition was approved by an Action by Unanimous Written Consent of the Board of Directors effective as of July 20, 2000. The Acquisition was approved by a majority of the shareholders of SBI.

         SBI had 12,500,000 shares of common stock issued and outstanding prior to the Acquisition and 50,757,675 shares issued and outstanding following the Acquisition.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Acquisition described above in Item 1 closed on September 30, 2000. BSI is engaged in the business of developing, marketing and the distribution of technologies specific to the security applications of banking and financial instititions.

         The Acquisition of BSI is deemed "significant." Accordingly, separate pro forma statements will be filed no later than seventy five (75) days after the consummation of the Acquisition.

ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFIYNG ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

         Not applicable.

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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Prior to the closing of the Acquisition described above in Item 1, Michael Tomlinson and Alan Wilson resigned as directors of the Registrant. George Gould was appointed as a director on July 19, 2000 and Ken Barr was appointed as a director on September 29, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements of Business Acquired.

                  No financial statements are filed herewith.

         (b)    Pro Forma Financial Information.

                  The required pro forma financial information relating to the Acquisition will be filed with the Securities and Exchange Commission no later than seventy five (75) days after the consummation of the Acquisition.

         (c)    Exhibits: None.

ITEM 8.  CHANGE IN THE FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    SECURITY BIOMETICS, INC.


DATED: October 26, 2000             BY: /s/ GEORGE GOULD
                                        ----------------
                                        GEORGE GOULD
                                        President